SUB-ITEM 77C: Submission of matters to a vote of security holders

A Joint Annual Meeting of Shareholders ("Meeting") was held on March 14, 2016 and shareholders were asked to consider the proposals listed below.

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Approval of Board of Directors for The Hartford Mutual
Funds II, Inc.
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(1)	Shareholders approved the election of each nominee
at the Meeting.

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